Exhibit 10.1

AMENDMENT dated as of March 26, 2008 (this “Amendment”) to the CREDIT AGREEMENT dated as of July 14, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CENTRAL ILLINOIS PUBLIC SERVICE COMPANY d/b/a AmerenCIPS, CENTRAL ILLINOIS LIGHT COMPANY d/b/a AmerenCILCO, ILLINOIS POWER COMPANY d/b/a AmerenIP, AMERENENERGY RESOURCES GENERATING COMPANY and CILCORP INC. (collectively, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as agent and collateral agent (in such capacities, the “Agent”).

WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Credit Agreement, and the Required Lenders are willing, on the terms and subject to the conditions set forth herein, to agree to such amendment.

NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION  1. Defined Terms.  Capitalized terms used and not defined herein have the meanings given to them in the Credit Agreement.

SECTION  2. Amendment.  Effective as of the Effective Date (as defined in Section 5), the Required Lenders hereby agree that each of Sections 6.19.1, 6.19.2 and 6.19.3 of the Credit Agreement, and any references to those sections, shall be deleted and of no further force and effect.

SECTION  3. No Other Amendments; Confirmation.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute an amendment of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Borrower to a consent to, or an amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other document in similar or different circumstances.  This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement and the periods specifically referred to herein.  On and after the Effective Date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.

SECTION  4. Representations and Warranties.  Each of the Borrowers hereby represents and warrants to the Agent and the Lenders that as of the date hereof:

(a) no Default or Unmatured Default in respect of such Borrower has occurred and is continuing;

(b) all representations and warranties of such Borrower in Article V and in each Collateral Document to which such Borrower is a party are true and correct in all material respects as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

SECTION  5. Effectiveness.  This Amendment shall become effective on the date (the “Effective Date”) on which the Agent shall have received (a) counterparts hereof duly executed and delivered by each Borrower and the Required Lenders and (b) a certificate of an Authorized Officer of each Borrower stating that on the Effective Date (a) no Default or Unmatured Default in respect of such Borrower has occurred and is continuing, and (b) all of the representations and warranties of such Borrower in Article V and in each Collateral Document to which such Borrower is a party shall be true and correct in all material respects as of such date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

SECTION  6. Expenses.  The Borrowers agree to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Agent.

SECTION  7. Governing Law; Counterparts.  (a)  This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  This Amendment may be delivered by facsimile or email transmission of the relevant signature pages hereof.

SECTION  8. Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY,
by Jerre E. Birdsong
____________________________
Name: Jerre E. Birdsong
Title: Vice President and Treasurer

CENTRAL ILLINOIS LIGHT COMPANY,
by Jerre E. Birdsong
____________________________
Name: Jerre E. Birdsong
Title: Vice President and Treasurer

ILLINOIS POWER COMPANY,
by Jerre E. Birdsong
_____________________________
Name: Jerre E. Birdsong
Title: Vice President and Treasurer

AMERENENERGY RESOURCES GENERATING COMPANY,
by Jerre E. Birdsong
_____________________________
Name: Jerre E. Birdsong
Title: Vice President and Treasurer

CILCORP INC.,
by Jerre E. Birdsong
______________________________
Name: Jerre E. Birdsong
Title: Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Agent and as a Lender,
by Michael J. DeForge
_______________________________
Name: Michael J. DeForge
Title: Executive Director

SIGNATURE PAGE FOR
AMENDMENT DATED
MARCH 26, 2008
TO JULY 14, 2006
CREDIT AGREEMENT

To approve this Amendment: Institution: Barclays Bank PLC
by Gary B. Wenslow
_________________________________
Name: Gary B. Wenslow
Title: Associate Director

by
_________________________________
Name:
Title:

SIGNATURE PAGE FOR
AMENDMENT DATED
MARCH 26, 2008
TO JULY 14, 2006
CREDIT AGREEMENT

To approve this Amendment: Institution: Bank of New York
by Cynthia D. Howells
_________________________________
Name: Cynthia D. Howells
Title: Vice President

by
_________________________________
Name:
Title:

SIGNATURE PAGE FOR
AMENDMENT DATED
MARCH 26, 2008
TO JULY 14, 2006
CREDIT AGREEMENT

To approve this Amendment: Institution: The Bank of Tokyo-Mitsubishi UFJ, Ltd. New York Branch
by Spencer Hughes
_________________________________
Name: Spencer Hughes
Title: Authorized Signatory

by
_________________________________
Name:
Title:

SIGNATURE PAGE FOR
AMENDMENT DATED
MARCH 26, 2008
TO JULY 14, 2006
CREDIT AGREEMENT

To approve this Amendment: Institution: BNP Paribas
by Francis J. Delaney
_________________________________
Name: Francis J. Delaney
Title: Managing Director

by Denis O'Meara
_________________________________
Name: Denis O'Meara
Title: Managing Director

SIGNATURE PAGE FOR
AMENDMENT DATED
MARCH 26, 2008
TO JULY 14, 2006
CREDIT AGREEMENT

To approve this Amendment: Institution: Commerce Bank, N.A.
by Douglas P. Best
_________________________________
Name: Douglas P. Best
Title: Vice President

by
_________________________________
Name:
Title:

SIGNATURE PAGE FOR
AMENDMENT DATED
MARCH 26, 2008
TO JULY 14, 2006
CREDIT AGREEMENT

To approve this Amendment: Institution: Fifth Third Bank
by Robert M. Sander
_________________________________
Name: Robert M. Sander
Title: Vice President

by
_________________________________
Name:
Title:

SIGNATURE PAGE FOR
AMENDMENT DATED
MARCH 26, 2008
TO JULY 14, 2006
CREDIT AGREEMENT

To approve this Amendment: Institution: Lehman Brothers Bank, FSB by Janine M. Shugan
_________________________________
Name: Janine M. Shugan
Title: Vice President

by
_________________________________
Name:
Title:

SIGNATURE PAGE FOR
AMENDMENT DATED
MARCH 26, 2008
TO JULY 14, 2006
CREDIT AGREEMENT

To approve this Amendment: Institution: Mellon Bank
by Cynthia D. Howells
_________________________________
Name: Cynthia D. Howells
Title: Vice President

by
_________________________________
Name:
Title:

SIGNATURE PAGE FOR
AMENDMENT DATED
MARCH 26, 2008
TO JULY 14, 2006
CREDIT AGREEMENT

To approve this Amendment: Institution: National City Bank
by Stephen Sainz
_________________________________
Name: Stephen Sainz
Title: Vice President

by
_________________________________
Name:
Title:

SIGNATURE PAGE FOR
AMENDMENT DATED
MARCH 26, 2008
TO JULY 14, 2006
CREDIT AGREEMENT

To approve this Amendment: Institution: Northern Trust Company by Rick Gomez
_________________________________
Name: Rick Gomez
Title: 2nd Vice President

by
_________________________________
Name:
Title:

SIGNATURE PAGE FOR
AMENDMENT DATED
MARCH 26, 2008
TO JULY 14, 2006
CREDIT AGREEMENT

To approve this Amendment: Institution: UBS Loan Finance LLC by Mary E. Evans
_________________________________
Name: Mary E. Evans
Title: Associate Director

by David B. Julle
_________________________________
Name: David B. Julle
Title: Associate Director

SIGNATURE PAGE FOR
AMENDMENT DATED
MARCH 26, 2008
TO JULY 14, 2006
CREDIT AGREEMENT

To approve this Amendment: Institution: UMB Bank, N.A.
by Cecil G. Wood
_________________________________
Name: Cecil G. Wood
Title: Executive Vice President

by
_________________________________
Name:
Title:

SIGNATURE PAGE FOR
AMENDMENT DATED
MARCH 26, 2008
TO JULY 14, 2006
CREDIT AGREEMENT

To approve this Amendment: Institution: US Bank
by Timothy M. Hill
_________________________________
Name: Timothy M. Hill
Title: Portfolio Manager

by
_________________________________
Name:
Title:

SIGNATURE PAGE FOR
AMENDMENT DATED
MARCH 26, 2008
TO JULY 14, 2006
CREDIT AGREEMENT

To approve this Amendment: Institution: Wachovia Bank, N.A.
by Shawn Young
_________________________________
Name: Shawn Young
Title: Director

by
_________________________________
Name:
Title:

SIGNATURE PAGE FOR
AMENDMENT DATED
MARCH 26, 2008
TO JULY 14, 2006
CREDIT AGREEMENT

To approve this Amendment: Institution: William Street Commitment Corporation
by Andrew Caditz
_________________________________
Name: Andrew Caditz
Title: Authorized Signatory

by
_________________________________
Name:
Title: